SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  July 23, 1998
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0422812
      ------------------------------       ---------------------------
     (State or other jurisdiction of      (IRS Employer Identification
      incorporation or organization)                   No.)



          12596 W. BAYAUD AVENUE
      SUITE 300, LAKEWOOD, COLORADO                   80228
      ------------------------------       ---------------------------
          (Address of Principal                     (Zip Code)
            Executive Offices)



              Registrant's Telephone Number, including Area Code:
                               (303) 988-3122




                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)







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                             ITEM 5.  OTHER EVENTS

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Foreland Corporation announced on July 23, 1998, that the Flat Top 27-15 well was not a commercial success and will be plugged. This is the first well drilled under the joint venture exploration agreement with Conley P. Smith Operating Company in Cave Valley, Nevada. Foreland is a 30% working interest partner in the 40,000 acre exploration play. Additional drilling in Cave Valley will be scheduled upon review of the newly acquired data.

Foreland also announced that it will now move the rig back to Railroad Valley, Nevada, and drill the first offset well in the newly discovered Sand Dune field.

The Pine Creek 1-6 3D defined exploratory well is now scheduled to start drilling in August.


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                                   SIGNATURES

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  July 30, 1998

                                          FORELAND CORPORATION


                                         By /s/ N. Thomas Steele, President













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